UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

BJ’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue, Suite 300

Huntington Beach, CA 92647

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 500-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective September 9, 2009, William L. Hyde, Jr. was appointed to serve as a Director of the Company. In accordance with the provisions of the Company’s Bylaws, the authorized number of directors was increased from seven to eight and Mr. Hyde’s election was approved by the Board of Directors of the Company to fill the vacant director position.

Mr. Hyde will serve on the Company’s Compensation Committee.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a) On September 9, 2009, in accordance with Article III, Section 2 of the Bylaws of BJ’s Restaurants, Inc. (the “Company”), the Board of Directors of the Company adopted a resolution changing the authorized number of directors from seven to eight.

Item 8.01	Other Events

(a) On September 10, 2009, the Company issued a press release announcing the appointment of William L. Hyde, Jr. as a director of the Company. The press release issued by the Company in connection with the announcement is attached to this report as Exhibit 99.1. The press release included as an exhibit to this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

(b) On September 9, 2009, the Company’s Board of Directors and Compensation Committee adopted certain amendments to the Company’s 2005 Equity Incentive Plan (the “2005 Plan”). The amendments (i) clarified that options granted to non-employee directors under the Company’s 1996 Stock Option Plan which were specifically assumed under the 2005 Plan do not terminate upon termination of the 1996 Stock Option Plan but remain outstanding under the 2005 Plan (subject to all other applicable vesting and termination provisions), (ii) modified the definition of “Active Status” to clarify that “Active Status” for purposes of vesting and termination of options may (but is not required to) continue in the event an employee becomes a consultant to the Company, and (iii) made certain administrative clarifying the Company’s issuance of awards in compliance with Section 409A of the Internal Revenue Code. A copy of the 2005 Plan, as amended, is attached as Exhibit 10.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	2005 Equity Incentive Plan, as amended

99.1	Press release dated September 10, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ’S RESTAURANTS, INC.

Date: September 10, 2009	By:	/s/ Gerald W. Deitchle
Gerald W. Deitchle,
Chairman, President and Chief Executive Officer (Principal Executive Officer)

	By:	/s/ Gregory S. Levin
Gregory S. Levin, Executive Vice President, Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)